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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 25, 2003

                               ACTERNA CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                  000-0748                             04-2258582
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          (Commission File Number)         (I.R.S. Employer Identification No.)

              12410 MILESTONE CENTER DRIVE
                 GERMANTOWN, MARYLAND                   20876
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        (Address of Principal Executive Offices)      (Zip Code)

                                 (240) 404-1550
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

           As previously disclosed, on May 6, 2003, Acterna Corporation (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 12836 (BRL) through 12843 (BRL)). The Company and its domestic subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On August 26, 2003, the Debtors received approval from the Court of their Joint Disclosure Statement (the "Disclosure Statement"). A copy of the Disclosure Statement is attached hereto as Exhibits 2.1 and incorporated by reference herein.

           On September 25, 2003 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Debtors' Joint Plan of Reorganization and Modification to the Debtors' Joint Plan of Reorganization (collectively, the "Plan"). Following the satisfaction of various conditions, the Company will emerge from bankruptcy on the effective date (the "Effective Date") of the Plan. A copy of the Debtors' Joint Plan of Reorganization, Modification to Debtors' Joint Plan of Reorganization and the Confirmation Order are attached hereto as Exhibits 2.2, 2.2 and 2.3, respectively, and incorporated by reference herein.

           The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and as modified pursuant to the Confirmation Order. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

           The Plan designates eights Classes of Claims and one Class of Interests. These Classes take into account the differing nature and priority under the Bankruptcy Code of the various Claims and Interests. The Plan provides for the treatment of Claims and Interests as follows:

1. Unclassified Claims.
   -------------------

           (a) Administrative Expense Claims. On the Effective Date (or on the first business day after the date that is thirty (30) days after the date such Administrative Expense Claim becomes allowed), except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a different treatment, the Debtors shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Claim to be paid in full; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors, as debtors in possession, or liabilities arising under loans or advances to or


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other obligations incurred by the Debtors, as debtors in possession, whether or not incurred in the ordinary course of business, shall be paid by the Debtors in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions. On the Effective Date, all DIP Claims under or evidenced by the DIP Agreement shall be an Allowed Administrative Expense Claim and shall be paid in Cash in an amount equal to the amount of such DIP Claims, or in the case of outstanding letters of credit will either be replaced or cash collateralized at 105% of the face amount in accordance with the provisions of the DIP Agreement.

           (b) Compensation and Reimbursement Claims. All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under sections 330, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the
Bankruptcy Code (a) shall file their respective final applications for allowances of compensation for services rendered and reimbursement of expenses incurred by the date that is sixty (60) days after the Effective Date and, subject to the provisions of Section 2.3 of the Plan, (b) shall be paid in full in such amounts as are allowed by the Bankruptcy Court (i) upon the later of (A) the Effective Date and (B) the date upon which the order relating to any such Administrative Expense Claim becomes a Final Order or (ii) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and the Debtors or, on and after the Effective Date, Reorganized Acterna. The Debtors are authorized to pay compensation for services rendered and reimbursement of expenses incurred after the Confirmation Date and until the Effective Date in the ordinary course and without the need for Bankruptcy Court approval.

           (c) Payment of Interim Amounts. Subject to any unpaid professional fee holdbacks and subject to the terms of the DIP Order, on the Effective Date, the Debtors or Reorganized Debtors shall pay amounts owing to estate professionals for all outstanding amounts payable relating to prior fee periods through and including the Effective Date. In order to receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the professionals shall estimate fees and expenses due for periods that have not been billed as of the Effective Date and shall deliver such estimate to the Debtors and the United States Trustee. Within 60 days after the Effective Date, a professional receiving payment for the estimated period shall submit a final fee application for allowance of compensation for services rendered and reimbursement of expenses incurred, as provided for in Section 2.2 of the Plan. Should the estimated payment received by any professional exceed the actual fees and expenses for such period, this excess amount will be credited against the amount of fees held back for such professional or, if and to the extent the holdback amount is insufficient, disgorged by such professional.

           (d) Priority Tax Claims. On the Effective Date, except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the respective Debtors, (a) Cash in an amount equal to such Allowed Priority Tax Claim or (b) equal annual Cash payments in an aggregate amount equal to such


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Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to 5.0%, over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim. Unless an Allowed Priority Tax Claim is of a kind that is supported by the personal liability of an employee or a former employee of the Debtors, the Debtors must obtain the consent of the Administrative Agent to elect option (a). All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business as such obligations become due. Section 2.4 of the Plan shall not affect the valid liens of any holder of an Allowed Priority Tax Claim.

2. Classified Claims and Interests.
   -------------------------------

           (a) Priority Non Tax Claims (Class A) (Subclasses A1 A8). Except to the extent that a holder of an Allowed Priority Non Tax Claim against any of the Debtors has agreed to a different treatment of such Claim, each such holder shall receive on the Effective Date, in full satisfaction of such Claim, Cash in an amount equal to such Claim.

           (b) Other Secured Claims (Class B) (Subclasses B1 - B8). Except to the extent that a holder of an Allowed Other Secured Claim against any of the Debtors has agreed to a different treatment of such Claim, each holder of an Allowed Other Secured Claim shall receive, at the option of the Debtors, either
(i) the Collateral securing such Allowed Other Secured Claim, (ii) Cash in an amount equal to the value of the Collateral securing such Allowed Other Secured Claim, or (iii) the treatment required under section 1124(2) of the Bankruptcy Code for such Claim to be reinstated or rendered unimpaired.

           (c) Senior Lender Claims (Class C) (Subclasses C1(a) and (b)-C8(a) and (b)).

               (i) Subclass (a) - The Senior Lender Claims

           In the event that the Debtors or the Reorganized Debtors receive net cash proceeds from Designated Asset Sales at any time before or after the Effective Date, the Debtors or the Reorganized Debtors (as the case may be) shall pay in Cash to the holders of Senior Lender Claims an amount of such proceeds in accordance with the terms of Section 4.3(b) of the Plan. Such amounts shall be distributed to the holders of Senior Lender Claims in proportion to the principal amount of the respective Commitments (as defined in the Bank Credit Agreement) as of the Effective Date (without giving effect to any distributions hereunder).

           In the event that the net cash proceeds are received on or prior to the Effective Date, the amount of such proceeds available for distribution hereunder on the Effective Date shall be determined by the Debtors and the Administrative Agent on the Effective Date. Such amount may be reduced by certain reserves in amounts and for purposes acceptable to the Administrative Agent and the Debtors (such reserves, to the extent ultimately not utilized, to be included in subsequent Distributions to holders of Senior Lenders Claims).


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
           In the event that Reorganized Acterna LLC receives net cash proceeds from Designated Asset Sales that occur after the Effective Date, Reorganized Acterna LLC shall pay in Cash to the holders of Senior Lender Claims as promptly as is practicable upon receipt of such proceeds such portion (or all) of such proceeds as shall have been determined on the Effective Date by the Debtors and the Administrative Agent. The right of holders of Senior Lender Claims (other than the German L/C Participants) to receive Cash payments after the Effective Date on account of Designated Asset Sales that occur after the Effective Date is referred to herein as the "Contingent Payment Right." Such Contingent Payment Right shall be evidenced by a certificate and shall be subject to such transfer restrictions as shall be set forth in such certificate.

           Any amounts received by the German L/C Participants on the Effective Date or post-Effective Date in respect of Designated Asset Sales shall be applied to reduce, dollar-for-dollar, principal outstanding amounts under the Restructured German Term Debt. Any such amounts received by the holders of the Senior Lender Claims (excluding amounts received on account of Claims of the German L/C Participants) on account of the Contingent Payment Right shall constitute a distribution to such holders on account of their Senior Lender Claims. For the purposes of these distributions, "net cash proceeds" shall mean the cash proceeds (including the cash proceeds of any non-cash proceeds received from such sales) of such sale after the payment of or reservation for expenses that are directly related to the transaction of sale.

               (ii) Subclass (b) - The German L/C Participants

           In addition to amounts received by holders of Senior Lender Claims described above, each German L/C Participant shall receive its Ratable Proportion of the Restructured German Term Debt. The Restructured Term Debt Guaranty shall remain unimpaired and, notwithstanding anything herein or in the Confirmation Order to the contrary, the guaranty obligations of each Debtor and each Reorganized Debtor, as set forth in the Bank Credit Agreement and the Restructured German Term Documents, shall remain in full force and effect at all times from and after the Effective Date. The Restructured German Term Debt may be secured by additional collateral to be agreed between the Administrative Agent and the Debtors.

           (d) General Unsecured Claims (Class D) (Subclasses D1 D8). Each holder of an Allowed General Unsecured Claim shall receive its Ratable Proportion of the lesser of $5,000,000 and 10% of the aggregate Allowed General Unsecured Claims, provided, however, that no less than $3,500,000 shall be distributed to the holders of General Unsecured Claims.

           (e) Convertible Notes Claims (Class E) (Subclasses E1 E8). The Convertible Notes Claims shall be deemed allowed in the aggregate amount of $89,252,818. The holders of Class E Claims shall receive no distribution of property under the Plan on account of such Claims.


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
           (f) Subordinated Notes Claims (Class F) (Subclasses F1 F2). The Subordinated Notes Claims shall be deemed allowed in the aggregate amount of $176,479,264. If Class F accepts the Plan, each holder of an Allowed Subordinated Notes Claim shall receive its Ratable Proportion of the New Warrants. If the releases set forth in Section 5.11 of the Plan and the exculpation in Section 10.6 of the Plan are approved, CD&R will waive in its entirety, its right to receive any recovery as a holder of a Class E or Class F Claim and assign such right of distribution so as to allow the distribution which would have been otherwise provided to CD&R to be provided to the other holders of the Subordinated Notes Claims. If Class F does not vote to accept the Plan by the requisite statutory majorities, the holders of Subordinated Notes Claims shall not receive any distributions on account of such Claims, and the New Warrants will not be issued.

           (g) Intercompany Claims (Class G) (Subclasses G1 G8). The legal, equitable, and contractual rights of holders of Intercompany Claims are unaltered by the Plan, except to the extent determined by the Debtors.

           (h) Securities Litigation Claims (Class H) (Subclass H1). The holders of the Securities Litigation Claims shall receive no distribution of property under the Plan on account of such Claims.

           (i) Equity Interests (Class I) (Subclasses I1 I8). The holders of the Equity Interests shall receive no distribution of property under the Plan on account of such Equity Interests.

           3. Restructuring Transactions. On or as of the Effective Date, the distributions provided for under the Plan shall be effectuated pursuant to the following transactions described in this Article V (the "Restructuring Transactions"), all of which shall occur in seriatim, and the documentation for which shall be satisfactory to the Debtors and the Administrative Agent:

           (a) Newco shall be formed (but no shares of capital stock shall be issued prior to the issuances set forth below);

           (b) Acterna LLC shall transfer certain assets to be identified by the Acterna LLC and the Administrative Agent (the "Designated Assets") to Acterna Business Trust in partial satisfaction of a certain intercompany note between Acterna LLC and Acterna Business Trust (the "Intercompany Note") in an amount equal to the fair market value of the Designated Assets;

           (c) Acterna Business Trust shall enter into, or cause to be entered into, an arrangement with Acterna LLC granting to Acterna LLC the right to use the Designated Assets on arm's length terms and conditions;

           (d) Acterna Business Trust shall distribute the balance of the Intercompany Note to Acterna LLC;


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           (e) Acterna LLC shall distribute its ownership interests in Acterna
Business Trust to Acterna Corporation;

           (f) On the Effective Date, Acterna Corporation shall transfer, or cause to be transferred, to Newco all of its ownership interests in Acterna LLC (the "LLC Interests"), which represents 100% of the ownership of Acterna LLC, and all of the other assets of Acterna Corporation other than (i) its ownership interests in Acterna Business Trust and (ii) possibly a portion of its preferred stock interest in CMSI Holdings Corp. or its interest in other assets related to the Designated Assets. The LLC Interests and other assets transferred to Newco pursuant to the preceding sentence shall be subject to, and Newco shall assume sole and exclusive responsibility for (a) all claims, liabilities and obligations of Acterna Corporation and Acterna Business Trust incurred after the Petition Date (including, without limitation, any claims liabilities and obligations incurred pursuant to the Plan) to the extent not paid on or prior to the Effective Date, and (b) any tax liabilities of Acterna Corporation and Acterna Business Trust for periods (or portions thereof) ending on or before the Effective Date to the extent payable after the Effective Date (whether or not relating to the transferred assets), including, without limitation, any taxes incurred in connection with the transfer of the assets to Newco. Immediately after the Effective Date, the net asset value of Reorganized Acterna will be approximately $5 million;

           (g) In consideration for, and in connection with, the transfer of the LLC Interests:

           (i) Newco shall transfer to Acterna all of the Newco Common Stock, New Secured Term Notes, New Warrants, and the Contingent Payment Rights; and

           (ii) In accordance with Article IV of the Plan, Acterna shall distribute (A) to the holders of Senior Lender Claims, all of the New Common Stock, the New Secured Term Notes, and the Contingent Payment Rights, and (B) to the holders of Allowed Subordinated Notes Claims, all of the New Warrants.

4. Effect of Confirmation.
   ----------------------

           (a) Vesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all property of the Debtors' bankruptcy estates shall vest in the Debtors free and clear of all Claims, liens, encumbrances, charges, and other interests, except as provided herein or in the Confirmation Order. The Debtors may operate their businesses and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

           (b) Discharge of Claims and Termination of Equity Interests. Except as otherwise provided herein or in the Confirmation Order, the rights afforded in the Plan and the payments and distributions to be made hereunder shall discharge all existing debts and Claims, and terminate all Equity Interests, of


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any kind, nature or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in the Plan, upon the Effective Date, all existing Claims against the Debtors and Equity Interests in the Debtors, shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims and Equity Interests shall be precluded and enjoined from asserting against the Debtors, or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of claim or proof of equity interest.

           (c) Discharge of Debtors. Except as otherwise provided herein or in the Confirmation Order, upon the Effective Date and in consideration of the distributions to be made hereunder, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any affiliate of such holder shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, rights, and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting against Reorganized Acterna and the Reorganized Subsidiaries, their successors, their assets or properties, any such discharged Claim against or terminated Equity Interest in the Debtors.

           (d) Term of Injunctions or Stays. Unless otherwise provided, all injunctions or stays arising under or entered during the Chapter 11 Cases under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

           (e) Injunction. Upon the entry of a Confirmation Order with respect to the Plan and except as otherwise provided herein or in the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present or former employees, agents, officers, directors, or principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan. Except as otherwise expressly provided in the Plan, the Confirmation Order or a separate order of the Bankruptcy Court, all entities who have held, hold or may hold Claims against or Equity Interests in any Debtor, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against any Debtor on account of any such Claim or Equity Interest, (c) creating, perfecting or enforcing any encumbrance of any kind against any Debtor or against the property or interests in property of any Debtor on account of any such Claim or Equity Interest, (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from any Debtor or against the property or interests in property of any Debtor on account of any such Claim or Equity Interest and (e) commencing or continuing in any manner any action or other proceeding of any kind with respect to any claims and Causes of Action which are extinguished, dismissed or released pursuant to the Plan. Such injunction shall extend to successors of any Debtor.


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
           (f) Exculpation. Neither the Debtors, the Disbursing Agent, the Creditors' Committee, all present and former holders of the Senior Lender Claims (or their respective Affiliates or known loan participants), all present and former DIP Lenders (or their respective Affiliates or known loan participants), the Administrative Agent, the DIP Agent, all other agents and letter of credit issuing banks under the Bank Credit Agreement and the DIP Agreement (or their respective Affiliates), CD&R (or their respective Affiliates), nor any of their respective members, present or former officers, directors, employees, agents or professionals shall have or incur any liability to any holder of any Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, the Chapter 11 Cases, negotiations regarding or concerning the Plan, the confirmation of the Plan, the consummation of the Plan or the administration of the Plan or property to be distributed under the Plan, except for willful misconduct or gross negligence. The Confirmation Order shall contain a permanent injunction to effectuate the exculpation set forth in Section 10.6 of the Plan.

           (g) Claims Preserved. Except as otherwise provided herein or in a Final Order entered in these Chapter 11 Cases, the Reorganized Debtors shall retain any and all avoidance claims accruing to the Debtors under sections 502(d), 544, 545, 547, 548, 549, 550 and 551 of the Bankruptcy Code and
prosecute such claims at the discretion of the Reorganized Debtors.

           (h) Injunction Regarding Worthless Stock Deduction. Unless otherwise ordered by the Bankruptcy Court, on and after the Confirmation Date, any "fifty percent shareholder" within the meaning of section 382(g)(4)(D) of the Internal Revenue Code of 1986, as amended, shall be enjoined from claiming a worthless stock deduction with respect to any Equity Interests held by such entity for any taxable year of such shareholder ending prior to the Effective Date.

           5. Issuance of Common Stock. The Company has 192,257,957 shares of common stock issued and outstanding as of the date of this report. On the Effective Date, the currently outstanding shares of the Company's common stock will be cancelled without any distribution to be made to the holders of such shares. On the Effective Date, Newco shall transfer to the Company all of the Newco Common Stock, which, along with shares of common stock of the Company, shall be distributed to the holders of Senior Lender Claims. As of the Effective Date, the Company expects that there will be approximately 100,000 shares of the Company's common stock issued and outstanding and 150,000, shares of Company's common stock authorized. As of the Effective Date, Newco expects that there will be approximately 10,000,000 shares of Newco Common Stock issued and outstanding and 15,000,000, shares of Newco Common Stock authorized.

           6. Deregistration. On or shortly after the Effective Date, the Company will file a Form 15 with the Securities and Exchange Commission (the "SEC") to withdraw the registration of its common stock under the Securities Exchange Act of 1934, as amended. The Company will cease to make periodic filings with the SEC.


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           7. Information Regarding Assets and Liabilities. Information
regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's monthly operating report attached as Exhibit 99.2 to the Company's Current Report on Form 8-K filed on August 29, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


    Exhibit No.                           Description

       2.1 Disclosure Statement for Debtors' Amended Joint Plan of Reorganization, dated August 26, 2003

       2.2 Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated August 26, 2003, as filed with the U.S. Bankruptcy Court for the Southern District of New York

       2.3 Modification to Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated September 24, 2003

       2.4 Bankruptcy Court Order, dated September 25, 2003, confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2003
                                               ACTERNA CORPORATION


                                               By:  /s/ Grant Barber
                                                   -----------------------------
                                                   Grant Barber
                                                   Corporate Vice President and
                                                   Chief Financial Officer






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
                                  EXHIBIT INDEX



    Exhibit No.                             Description
    -----------                             -----------

       2.1 Disclosure Statement for Debtors' Amended Joint Plan of Reorganization, dated August 26, 2003

       2.2 Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated August 26, 2003, as filed with the U.S. Bankruptcy Court for the Southern District of New York

       2.3 Modification to Debtors' Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated September 24, 2003

       2.4 Bankruptcy Court Order, dated September 25, 2003, confirming the Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code



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